UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act

May 21, 2014

Date of Report (Date of Earliest Event Reported)

MediJane Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-167275	46-0525378
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2011 Ken Pratt Boulevard, Suite 210
Longmont, CO	80501
(Address of principal executive offices)	(Zip Code)

(855) 933-3499

 (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes in Registrant’s Certifying Accountant

On May 21, 2014, Goldman Accounting Services CPA, PLLC, the independent registered principal accountants of the registrant resigned.   The Company’s Board of Directors participated in and approved the decision to change independent registered public accounting firms pursuant to this resignation.

During the period from May 28, 2013, the date of engagement, to May 21, 2014, the date of resignation, there were no disagreements with Goldman Accounting Services CPA, PLLC, which were not resolved on any matter concerning accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Goldman Accounting Services CPA, PLLC, would have caused it to make reference to the subject matter of the disagreements in connection with its reports.  The reports of Goldman Accounting Services CPA, PLLC regarding the  Company's  balance sheets as of February 28, 2013 and February 29, 2012 and the statements of operations,  stockholders' deficit and cash flows for the years then ended did not provide an adverse opinion or disclaimer of opinion to our financial statements, nor modify its opinion as to uncertainty, audit scope or accounting principles.  The reports of Goldman Accounting Services CPA, PLLC however stated that there is substantial doubt about the Company's ability to continue as a going concern. Further there were no other reportable events, as contemplated by Item 304(a)(1)(v) of Regulation S-K, during the two most recent fiscal years and the interim period up to the date of termination.

We provided Goldman Accounting Services CPA, PLLC, with a copy of this disclosure before its filing with the SEC.  We requested that Goldman Accounting Services CPA, PLLC, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements.  The letter of Goldman Accounting Services CPA, PLLC, is incorporated into this report as Exhibit 16.1.

On May 22, 2014, our board of directors approved and authorized the engagement of DKM Certified Public Accountants as our independent public accountants.

Prior to engaging DKM Certified Public Accountants on May 22, 2014, DKM Certified Public Accountants did not provide the registrant with either written or oral advice that was an important factor considered by registrant in reaching a decision to change our independent registered public accounting firm from Goldman Accounting Services CPA, PLLC to DKM Certified Public Accountants.

Item 9.01   Financial Statements and Exhibits

Exhibit 16.1   Letter from Goldman Accounting Services CPA, PLLC to the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDIJANE HOLDINGS INC.

/s/ Ron Lusk

Ron Lusk

President and Director

Date:  May 22, 2014